SUNAMERICA SERIES TRUST
Supplement to the Statement of Additional Information
dated May 2, 2011 (as supplemented November 8, 2011)
Effective January, 1, 2012, under the section “TRUSTEES AND OFFICERS OF THE TRUST” under the heading “Disinterested Trustees” the disclosure with respect to Jane Jelenko is deleted and replaced in its entirety with the following:

Number
of
Portfolios
in Fund
Complex
	Position(s)	Term of Office		Overseen
	Held with	and Length of	Principal Occupation(s)	by	Other Directorships
Name and Age	Trust	Time Served[1]	During Past 5 Years	Trustee [2]	Held by Trustee[3]
Jane Jelenko Age: 63	Trustee	September 2006-Present	Retired Partner KPMG, LLP and Managing Director of Bearingpoint, Inc. (formerly KPMG Consulting).	57	Director, Countrywide Bank (banking) (2003-2008); and Director, Cathay General Bancorp and Cathay Bank (banking) (2012)
Date: January 3, 2012

[1]	Trustees serve until their successors are duly elected and qualified.

[2]	The term “Fund Complex” means two or more register investment companies that hold themselves out to investors as related companies for purposes of investment services or have a common investment adviser or an investment adviser that is an affiliated person of SunAmerica. The “Fund Complex” includes the Trust (36 portfolios); Anchor Series Trust (8 portfolios); SunAmerica Equity Funds (3 funds); SunAmerica Focused Alpha Growth Fund, Inc. (1 fund); SunAmerica Focused Alpha Large-Cap Fund, Inc. (“FGI”) (1 fund); SunAmerica Series, Inc. (11 portfolios); SunAmerica Income Funds (4 funds); SunAmerica Money Market Funds, Inc. (2 funds); SunAmerica Senior Floating Rate Fund, Inc. (1 fund); SunAmerica Specialty Series (3 funds); VALIC Company I (33 funds); VALIC Company II (15 funds); and Seasons Series Trust (21 portfolios).

[3]	Directorships of companies required for reporting to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies regulated under the 1940 Act other than those listed under the preceding column.